Exhibit 99.3

Report of Independent Accountants on Applying

Agreed-Upon Procedures

Onslow Bay Financial LLC

751 West 4th Street

Suite 404

Winston-Salem, NC 27101

Merrill Lynch, Pierce, Fenner & Smith Incorporated

One Bryant Park

New York, New York 10036

Raymond James & Associates, Inc.

535 Madison Avenue

New York, NY 10022

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by the addressees of this report, who are collectively referred to herein as the “Specified Parties”, solely to assist you in with respect to Onslow Bay Mortgage Loan Trust 2015-1 (the “Transaction”). Onslow Bay Financial LLC is responsible for the information provided in regard to the Transaction (the “Responsible Party”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. The sufficiency of these procedures is solely the responsibility of the Specified Parties. Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties (including for purposes of substantiating the Specified Parties’ “due diligence defense” under the Securities Act of 1933), and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a “Non-Specified Party”), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchanges Act of 1934).

PricewaterhouseCoopers LLP, 600 13th St. NW, Suite 1000, Washington, DC, 20005 T: (202) 414 1000, F: (202) 414 1301, www.pwc.com/us

Procedures and Findings

In connection with the Transaction, the Specified Parties agreed on a sample size of 157 loans, which the Specified Parties represent, was selected using simple random sampling from the portfolio of mortgage loans provided in the Loan Data Tape (defined below).

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

•	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specified Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

•	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

•	The value of collateral securing such assets; and

•	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities. PwC should not be regarded as having performed any procedures other than those detailed in this report.

With respect to any terms or requirements of the Private Placement Memorandum that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Private Placement Memorandum.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to, indenture agreements or offering documents) included in connection with our procedures;

(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange of 1934;

(iii)	The reasonableness of any of the assumptions provided by the Responsible Party; and

(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the entire population of loans based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

The following definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

•	The phrase “compared and agreed,” as used hereinafter, refers to the comparison of one or more data attributes to underlying documentation for which the data attributes and the underlying documentation have been found to be in agreement, unless otherwise indicated.

•	The phrase “Loan Data Tape” refers to the following excel file provided to us by the Responsible Party titled “HATTERAS ASF 20151026 V2.xlsx” received on October 28, 2015, which includes certain attributes of a portfolio of residential mortgage loans.

•	The phrase “Sampled Loans” refers to a sample of 157 selected from the Loan Data Tape. The Responsible Party provided the sample size and we make no representations as to the adequacy of the sample size nor do we draw any conclusions about the entire Loan Data Tape based on the sample size and results of the procedures performed.

•	The phrase “Loan File” refers to any file or collection of documentation provided to us by representatives of the Responsible Party and used by us in performing the procedures enumerated below.

•	The phrase “Mortgage Note” refers to the promissory notes, fixed/adjustable rate notes, related mortgages, other security agreements, promissory note riders and/or prepayment addendum to the promissory note or the equivalent, as contained in the Loan File.

•	The phrase “Uniform Residential Loan Application” or “URLA” refers to Form 1003 or the application form for residential mortgage loans used by lenders, Fannie Mae, and Freddie Mac

•	The phrase “HUD-1” refers to the standardized United States Department of Housing and Urban Development form used by borrowers and lenders when applying for a loan for the purpose of purchasing or refinancing real estate.

•	The phrase “Uniform Underwriting and Transmittal Summary” or “UUTS” refers to Form 1008 or the standardized summary of the terms of the residential mortgage loan contained in the Loan File.

•	The phrase “Appraisal Report” refers to a signed appraisal document included in the Loan File assessing the value of the property.

•	The phrase “Junior Note” refers to junior mortgage note, second lien mortgage note, home equity line credit agreement or any other document in the Loan File which governs the terms and conditions of a subordinate credit against the subject property. The phrase “ASF File” refers to the ASF RMBS Disclosure and Reporting Packages – Final Release – July 15 2009 published on the ASF website.

•	The phrase “Final Data Tape” refers to the file titled “Onslow_Bay_2015-01_Final_ASF_Upload_{13-NOV-2015} V2.xls” provided to us by the Responsible Party on November 13, 2015.

The procedures enumerated below were established and agreed to by the Specified Parties and were performed solely to assist you with respect to the issuance of Onslow Bay Mortgage Loan Trust 2015-1.

We applied the following procedures to the Sampled Loans:

Loan File Review Procedures

1.	For each of the Sampled Loans, we compared and agreed the following information on the Loan Data Tape to the corresponding information in the Loan File:

Loan Data Tape Field	Source in Loan File	Logic or Formula
Original Principal Balance	Mortgage Note	The loan initial principal balance as stated on the Mortgage Note
Initial Interest Rate	Mortgage Note	The initial interest rate as stated on the Mortgage Note.
First Payment Date (Month/Year)	Mortgage Note	The first payment date of the loan as stated on the Mortgage Note.
Original Term to Maturity	Mortgage Note	The loan term as stated on the Mortgage Note.
Initial Fixed Rate Period	Mortgage Note	The number of months between the First Payment Date, as stated on the Mortgage Note, and the First Reset Date, as stated on the Mortgage Note, plus one month for the first month of accrual.
Initial Interest Rate Reset Cap	Mortgage Note	If the Initial Interest Rate Cap is not explicitly stated on the Mortgage Note, then the maximum rate the borrower is required to pay upon the expiration of the initial fixed rate period on the first reset date, as stated on the Mortgage Note, less the Initial Interest Rate, as stated on the Mortgage Note. Otherwise, the maximum interest rate increase upon the first reset date as stated on the Mortgage Note.
Periodic Interest Rate Reset Cap	Mortgage Note	The maximum interest rate increase allowed upon each reset date following the initial reset date, as stated on the Mortgage Note.
Index Name	Mortgage Note	The name of the index which the adjustable interest rate will be based on, as stated on the Mortgage Note.
Margin	Mortgage Note	The percentage to be added to the index rate associated with the loan upon each reset date, as stated on the Mortgage Note.
Lifetime Interest Rate Cap	Mortgage Note	The maximum rate the borrower is required to pay over the life of the mortgage, as stated on the Mortgage Note.
Lifetime Interest Rate Floor	Mortgage Note	The minimum rate the borrower is required to pay over the life of the mortgage, as stated on the Mortgage Note. If no minimum rate is explicitly stated on the Mortgage Note, then the Lifetime Interest Rate Floor is assumed to be the loan’s Margin, as stated on the Mortgage Note.
Property State	Mortgage Note	The state listed under property address, as stated on the Mortgage Note.
Property City	Mortgage Note	The city listed under property address, as stated on the Mortgage Note.
Property Zip Code	Mortgage Note	The zip code listed under property address, as stated on the Mortgage Note.

Loan Data Tape Field	Source in Loan File	Logic or Formula
Prepayment Penalty Term	HUD-1	Utilizing information identified in the “Loan Terms” section of the HUD-1:

		1.	If “no” is checked besides the question “Does your loan have a prepayment penalty”, then zero.
		2.	Otherwise, the prepayment penalty term stated on the Mortgage Note (if any).
Interest Only Term	HUD-1	Utilizing information identified in the “Loan Terms” section of the HUD-1:
		1.	If the Initial Monthly Amount Owed is stated to include both principal and interest, then zero.
		2.	Otherwise, the interest only term stated on Mortgage Note (if any).
Property Occupancy Status	Uniform Residential Loan Application	The status listed under the “property will be” section of the URLA. The mapping of the codes in the Loan Data Tape field is as follows:
1 - Owner-occupied 2 - Second Home 3 - Investment Property
Property Type	Appraisal Report

Utilizing information identified in the “General Description” section and “Subject” section of the Appraisal Report,

If Units is “One” and Type is “Det.” the property type is Single Family Detached (non-PUD) and is mapped to “1”.

If the information indicates Condo and the number of stories is 4 or fewer, then the property type is Condo, Low Rise (4 or Fewer Stories) and is mapped to “3”.

If Units is “One” and Type is “Det.” and the “Subject” box indicates PUD and that HOA fees are paid, the property type is dPUD (PUD with “de minimus” monthly HOA dues) and is mapped to “6.”

If Units is “One”, Type is “Att.”, the “Subject” box indicates PUD, and the information does not indicate it is a Condo, the property type is 1 Family Attached and is mapped to “7”.

Property Appraised Value	Appraisal Report	The appraisal value listed in the Appraisal Report. If multiple appraisal reports exist, the lowest value is applied.
Sale Price	HUD-1; Uniform Residential Loan Application; Uniform Underwriting and Transmittal Summary	If Loan Purpose is either a First Time Home Purchase or an Other-than-first-time Home Purchase (as defined below under the logic for Loan Purpose), then the Sale Price is the Contract Price as stated on the HUD-1. Otherwise the Sale Price is zero.

Loan Data Tape Field	Source in Loan File	Logic or Formula
Junior Lien Balance	Junior Note	The loan balance identified on the Junior Note, Second Lien Note, or Home Equity Line Credit Agreement (if any).
Loan Purpose	Uniform Residential Loan Application; Uniform Underwriting and Transmittal Summary	Utilizing information noted in “Purpose of Loan” section of the URLA,
		1)	If “purchase” is indicated and
A)

if both the borrower and the co-borrower (if any) are noted as having an ownership interest in a property in the last three years as noted in section “VIII. Declarations” row “M” the Loan Purpose is Other-than-first-time Home Purchase and is mapped to “7” on the Loan Data Tape. Otherwise,

B)

if either the borrower or co-borrower (if any) are noted as not having an ownership interest in a property in the last three years as noted in section “VIII. Declarations” row “M” the Loan Purpose is First Time Home Purchase and is mapped to “6” on the Loan Data Tape.

		2)	If “refinance” is indicated, then utilizing information from the “Purpose of Refinance” section of the URLA,
			A)	If “No Cash Out Streamlined Refinance” is indicated, the Loan Purpose is “Rate/Term Refinance – Borrower Initiated” is mapped to “9”.
			B)	If “Cash Out-Debt Consolidation” is indicated, the Loan Purpose is “Cash Out: Debt Consolidation – Proceeds used to pay off existing loans other than loans secured by real estate” and is mapped to 1.
			C)	If “Cash Out-Home Improvement” or “Cash Out-Renovation” is indicated, then the Loan Purpose is “Cash Out: Home Improvement/Renovation” and mapped to 2.
			D)	If “Cash Out-Other” is indicated, the Loan Purpose is “Cash Out: Other/Multi-purpose/Unknown purpose” and is mapped to “3”.
			E)	If “Cash Out-Limited” is indicated, utilizing information from the UUTS:
• If both “Limited Cash-out Refinance (Fannie) and “No Cash-out Refinance (Freddie) is selected, the Loan Purpose is “Rate/Term Refinance – Borrower Initiated” is mapped to “9”.
• Otherwise, the Loan Purpose is “Limited Cash-Out (GSE Definition) and is mapped to “4”.

Loan Data Tape Field	Source in Loan File	Logic or Formula
		F)	If “Rate/Term Refinance” is indicated, the Loan Purpose is “Rate/Term Refinance – Borrower initiated) and is mapped to “9.”
		G)	If both “Cash Out-Limited” and “Rate/Term Refinance” are indicated, the Loan Purpose is “Rate/Term Refinance – Borrower initiated) and is mapped to “9.”

The results of the foregoing indicated that a comparison of the items as enumerated above to the information contained in the Loan File were in agreement, with the exceptions found in Exhibit B.

2.	Using the information from Procedure 1 and the assumptions in Exhibit A, we recalculated the following for each of the Sampled Loans:

Data Tape Field	Source in Loan File	Logic or Formula
Original Loan-to-Value Ratio (OLTV)	Calculated

If Loan Purpose is for a Purchase (6 or 7): Original Loan Amount divided by the lesser of (a) Appraised Value and (b) Sales Price, and the result rounded to the nearest ten-thousandth.

For all other Sample Loans; Original Loan Amount divided by the Appraised Value and the result rounded to the nearest ten-thousandth.

Combined Loan-to-Value Ratio (CLTV)	Calculated

If Loan Purpose is for a Purchase (6 or 7): The sum of a) Original Loan Amount and b) Junior Mortgage Balance (if any) divided by the lesser of (a) Appraised Value and (b) Sales Price, and the result rounded to the nearest ten-thousandth.

For all other Sample Loans; The sum of a) Original Loan Amount and b) Junior Mortgage Balance (if any) divided by the Appraised Value and the result rounded to the nearest ten-thousandth.

We then compared and agreed the information to the corresponding information in the Loan Data Tape.

The results of the foregoing indicated that a comparison of the items as enumerated above to the information contained in the Loan File were in agreement, except where noted under Loan File Review Results in Exhibit B.

Data Tape Comparison Procedures

3.	PwC compared the Loan Data Tape to the Final Data Tape for the Sampled Loans and identified any changes (“Tape Changes”) for the fields noted in Loan File Review Procedures above.

a)	For each Tape Change, we compared and agreed the Tape Change to the Loan File Value in Exhibit B.

b)	For each exception noted in Exhibit B, we compared and agreed the Loan File Value to each Tape Change.

The results of the foregoing indicated, any updates made to the Final Data Tape as noted under Data Tape Comparison Results in Exhibit C.

For the purpose of the comparison, we were instructed to ignore any difference identified related to a loan being removed from the pool. A summary of Sampled Loans removed from the Loan Data Tape to the Final Data Tape is included in Exhibit D.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the Transaction. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/ PricewaterhouseCoopers LLP

November 17, 2015

Exhibit A

Additional assumptions as provided to us by the Responsible Party

Assumptions related to Loan File Review Procedures:

1.	For purposes of comparing the information from the Loan Data Tape to the corresponding Loan Files, the Responsible Party indicated which Sampled Loan Numbers in the Loan Data Tape and the Final Data Tape corresponds to which of the Loan Files.

2.	For purposes of comparing and agreeing Loan Purpose, the Responsible Party directed PwC to consider Loan Purposes of 4 and 9 to be in agreement.

3.	For purposes of comparing and agreeing Loan Purpose, the Responsible Party directed PwC to consider Loan Purposes of 1, 2 and 3 to be in agreement.

4.	For purposes of assigning a Loan Purpose to Sampled Loan Number 52, the Responsible Party informed PwC that because the borrower received an additional amount over $2,000 upon closing of the loan, this loan is to be classified as a “Cash Out: Other/Multi-purpose/Unknown purpose” and is mapped to “3” on the Loan Data Tape.

Exhibit B

Exceptions – Loan File Review

For the randomly selected sample of 157 loans from the Loan Data Tape received on October 28, 2015, we compared and agreed the information and noted the following differences:

Sampled Loan Number	Data Tape Field	Data Tape Value	Document Value
210	Loan Purpose	7 - Other-than-first-time Home Purchase	6 - First Time Home Purchase, as defined by American Recovery and Reinvestment Act of 2009 (Purchaser has not owned a principal residence in the past three years.)
29	Property Type	1 - Single Family Detached (non-PUD)	7 - PUD (Only for use with Single-Family Detached Homes with PUD riders)
157	Property Type	20 - Land	3 - Condo, Low Rise (4 or fewer stories)
3	Property Type	7 - PUD (Only for use with Single-Family Detached Homes with PUD riders)	1 - Single Family Detached (non-PUD)
4	Property Type	7 - PUD (Only for use with Single-Family Detached Homes with PUD riders)	1 - Single Family Detached (non-PUD)
78	Property Type	20 - Land	3 - Condo, Low Rise (4 or fewer stories)
123	Property Type	20 - Land	3 - Condo, Low Rise (4 or fewer stories)
307	Original LTV	0.5312	0.5313
294	Original Appraised Property Value	$1,200,000	$1,270,000
294	Original LTV	0.4833	0.4567
241	Original LTV	0.5	0.65
294	Original CLTV	0.4833	0.4567
307	Original CLTV	0.5312	0.5313
241	Original CLTV	0.5	0.65

Exhibit C

Exceptions - Data Tape Comparison

After comparing the loan characteristics from the Final Data Tape to the information on the Loan Data Tape, we compared and agreed the information and noted the following differences:

Sampled Loan Number	Data Tape Field	Loan Data Tape Value	Final Data Tape Value
210	Loan Purpose	7 - Other-than-first-time Home Purchase	6 - First Time Home Purchase, as defined by American Recovery and Reinvestment Act of 2009 (Purchaser has not owned a principal residence in the past three years.)
29	Property Type	1 - Single Family Detached (non-PUD)	7 - PUD (Only for use with Single-Family Detached Homes with PUD riders)
3	Property Type	7 - PUD (Only for use with Single-Family Detached Homes with PUD riders)	1 - Single Family Detached (non-PUD)
4	Property Type	7 - PUD (Only for use with Single-Family Detached Homes with PUD riders)	1 - Single Family Detached (non-PUD)
294	Original Appraised Property Value	$1,200,000	$1,270,000
241	Original LTV	0.5	0.65
241	Original CLTV	0.5	0.65

In addition to the updates above, the Final Data Tape included Lifetime Minimum Rates which were set equal to the Gross Margin. In the Loan File Review, PwC assumed that any loan without a Lifetime Minimum Rate had a lifetime minimum rate equivalent to the Gross Margin.

PwC agreed the above changes to the Loan Documents, and noted that they no longer represent exceptions on the Final Data Tape.

Any exceptions noted in Exhibit B which were not updated per the listing in this Exhibit C, remain exceptions in the Final Data Tape.

Exhibit D

Sampled Loans Dropped from Data Tape

Between the Loan Data Tape and the Final Data Tape, the Responsible Party dropped six loans from the loan population. Three of those loans were included in the Sampled Loans taken from the Loan Data Tape: